UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 15, 2006
__________________________

GENIUS PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware	0-27915	33-0852923
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

740 Lomas Santa Fe, Suite 210
Solana Beach, California 92075
(Address of Principal Executive Offices) (Zip Code)

(858) 793-8840
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 15, 2006, Genius Products, Inc., The Weinstein Company LLC and The Weinstein Company Holdings LLC entered into a First Amendment to Master Contribution Agreement (the “Amendment”). The Amendment amends the Master Contribution Agreement, dated as of December 5, 2005, by and among the parties (the “Agreement”) and changes the Outside Date (as defined in Section 7.1(b)(i) of the Agreement) from April 15, 2006 to May 31, 2006.

The Amendment is furnished as an exhibit to this Report. The Agreement was originally filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 9, 2005.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1
Master Contribution Agreement, dated as of December 5, 2005, by and among Genius Products, Inc., The Weinstein Company LLC and The Weinstein Company Holdings LLC (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 9, 2005, and incorporated herein by this reference).

2.2	First Amendment to Master Contribution Agreement, dated as of March 15, 2006, by and among Genius Products, Inc., The Weinstein Company LLC and The Weinstein Company Holdings LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS PRODUCTS, INC.

Date: March 16, 2006	By:	/s/ Trevor Drinkwater
Trevor Drinkwater Chief Executive Officer

Index to Exhibits

Exhibit	Description

2.1
Master Contribution Agreement, dated as of December 5, 2005, by and among Genius Products, Inc., The Weinstein Company LLC and The Weinstein Company Holdings LLC (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 9, 2005, and incorporated herein by this reference).

2.2	First Amendment to Master Contribution Agreement, dated as of March 15, 2006, by and among Genius Products, Inc., The Weinstein Company LLC and The Weinstein Company Holdings LLC.

4